                                                                     EX - 10.34


                     Dated the      day of               1997
                     ----------------------------------------


                              JUGADA COMPANY LIMITED

                                  (as Landlord)

                                       AND


                       VALENCE SEMICONDUCTOR DESIGN LIMITED

                                    (as Tenant)

                     ----------------------------------------

                               TENANCY AGREEMENT

                                       of

                     Workshops Nos. 1, 2, 3, 4, 5, 6, 7 and 8
                     on the 19th Floor of APEC Plaza, No.49
                     Hoi Yuen Road, Kwun Tong, Kowloon, Hong
                     Kong

                     Term:   A term of 3 years from 1st
                             January 1998 to 31st December
                             2000

                     Rental: HK$99,124.90 per month
                             exclusive of rates, management
                             fee and central chilled water
                             charges

                     Deposit: HK$359,979.90

                     ----------------------------------------



                            JOHNSON STOKES & MASTER,

                               SOLICITORS, & C.,

                                 HONG KONG SAR.


                           Ref: PPOH/782115/6/CH/gfs
                           PC/RTD21352.DOC   (181157)

                                   SECTION I

                                   AGREEMENT

Parties                AN AGREEMENT made this     day of          One Thousand
                       Nine Hundred and Ninety-Seven

                       BETWEEN (i) the Company detailed as the Landlord in Part I of the Schedule hereto (hereinafter called "the Landlord" which expression shall include its successors and assigns) of the one part and (ii) the person firm or company detailed as the Tenant in Part I of the Schedule hereto (hereinafter called "the Tenant" which expression shall include its successors and permitted assigns) of the other part.

                       WHEREBY IT IS AGREED as follows:

                       1.    Agreement:

Premises               1.01  The Landlord shall let and the Tenant shall take
                             ALL THOSE the premises (hereinafter referred to as
                             "the Premises") forming part of the building now
                             known as APEC Plaza, No. 49 Hai Yuto Road, Kwun
                             Tong, Kowloon, Hong Kong (hereinafter referred to
                             as "the Building") erected on ALL that piece or
                             parcel of land registered in the Land Registry as
                             Kwun Tong Inland Lot No. 732 which said Premises
                             are more particularly described and set out in Part
                             II of the Schedule attached hereto Together with
                             the use in
                              common with the Landlord and all others having the
                              like right of the entrances staircases landings
                              passages and public toilets in the Building in so
                              far as the same are necessary for the proper use
                              and enjoyment of the Premises and except in so far
                              as the Landlord may from time to time restricts
                              such use. And together with the use in common as
                              aforesaid of the escalators and air cooling
                              services in the Building (if any and whenever the
                              same shall be operating) for the term set forth in
                              Part III of the Schedule hereto(hereinafter "the
Term Rent                     Term") YIELDING AND PAYING therefor throughout the
and other Charges             Term such rent and other charges as are from time
                              to time payable or ascertainable in accordance with the provisions set out in Part IV and Part V of the Schedule hereto and in this Agreement (all of which payments are unless the context otherwise requires or provides hereinafter included in the term "the Rent") which sums shall be payable exclusive of rates and other outgoings and in advance clear of all deductions on the first day of each calendar month the first and last of such payments to be apportioned according to the number
User                          of days in the month included in the Term. The
                              Tenant agrees to use the Premises only for the purpose set forth in Part VII of the

                                   Schedule hereto and not for any other
                                   purpose and in the event that the user of the Premises designated in Part VII of the Schedule hereto shall specify the sale or supply thereat of any particular class or kind of goods or services the Tenant shall not use the Premises for the sale or provision of any other class or kind of goods services or other purpose whatsoever without the express permission of the Landlord in writing.

                                   SECTION II

                             RENT AND OTHER CHARGES

                        2.         The Tenant agrees with the Landlord as
                                   follows:

Rent                    2.01       To pay throughout the Term on the days and
                                   in the manner hereinbefore provided for
                                   payment thereof and in banknotes if so
                                   required by the Landlord such calendar
                                   monthly rent as is payable in accordance with the provisions of Part IV of the Schedule hereto;

Management fee          2.02       To pay on the days and in the manner
and central chilled                hereinbefore provided the management fee and
water charges                      central chilled water charges as
                                   respectively set forth in Part V of the
                                   Schedule for the
                                   provision of management services for the Premises and for the supply of chilled water for use by the Tenant in connection with its air-conditioning installation Provided always that the rate of the said management fee and central chilled water charges shall be subject to review by the Manager of the Building in accordance with the provisions in the Deed of Mutual Covenant and Management Agreement relating to the
                                   Building. The Manager's determination of the new rate of the said management fee and central chilled water charges shall (save in the case of manifest error) be conclusive.

                                   All running, operating, maintenance, cleaning and repair costs associated with the use of fan coil units or other air handling plant installed at the Premises will be borne by the Tenant in addition to the management fee and central chilled water charges. The electric power for such fan coil units or other air handling plant installed within or exclusively for the Premises shall be connected to the Tenant's electricity supply meter and the Tenant shall pay direct to the supply authority or contractor for the electric power thereby consumed.

Rates                   2.03       To pay and discharge all rates taxes and
                                   assessments duties impositions charges and outgoings of an annual or recurring nature now or hereafter to be imposed or levied on the Premises or upon the owner or occupier in respect thereof by the Government of Hong
                                   Kong or other lawful authority (Crown Rent and Property Tax alone excepted). Without prejudice to the generality of this clause the Tenant shall within 15 days from the date of receiving a demand in writing for the same either from the Landlord or from the Hong
                                   Kong Government pay all rates imposed on the Premises in the first place to the Landlord who shall settle the same with the Hong Kong
                                   Government. In the event of the rates imposed not being individually assessed in respect of the Premises, the Tenant shall pay a part thereof in the same proportion as the gross floor area of the Premises bears to the gross floor area of the Building or part thereof so assessed, and in the event of the Premises not yet having been assessed to rates, the Tenant shall on the signing hereof and before it shall be entitled to possession of the Premises at the commencement of the Term and thereafter on each of the usual quarter days until the rates have been so assessed pay to the Landlord on account of the

                    Tenant's liability under this Clause a sum equal to the rates for that quarter (or a proportionate part thereof) which would be charged by the Hong Kong Government on the basis of a rateable value equal to twelve months rent payable by the Tenant (such estimated rates to be paid on monthly basis in advance): Provided that upon assessment by the Hong Kong Government of the rates payable in respect of the Premises the total amount paid by the Tenant to the Landlord shall be adjusted accordingly and any surplus shall be refunded by the Landlord and any deficiency shall be made good by the Tenant.

Utility     2.04    To pay and discharge all deposits and charges in respect of
Charges &           gas water electricity air-conditioning and telephone as may
Deposits            be shown by or operated from the Tenants own metered
                    supply or by accounts rendered to the Tenant in respect of all such utilities consumed on or in the Premises

                                  SECTION III


                              TENANT'S OBLIGATIONS


                        3. The Tenant hereby covenants undertakes and agrees with the Landlord as follows:

Compliance with         3.01    To obey observe and comply with and to
Ordinances                      indemnify the Landlord against the breach of all
                                ordinances, regulations, by-laws, rules and requirements of any Governmental or other competent authority relating to the use and occupation of the Premises, or to any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant and without prejudice to the foregoing to obtain any licence approval or permit required by any Governmental or other competent authority in connection with the Tenant's use or occupation of the Premises prior to the commencement of the Tenant's business and to maintain the same in force and in all respects comply with the terms thereof during the currency of this tenancy and to indemnify the Landlord against the consequences of any breach of this provision.

Fitting Out the       3.02 (a)  To fit out the interior of the Premises in
Interior of the                 accordance with such

Premises plans and specifications including but not limited to electrical and mechanical layout, P & D design, etc. as shall have been first submitted by the Tenant to and approved in writing by the Landlord in a good and proper workmanlike fashion. Such fitting out works must not be commenced before such plans and specifications have been approved by the Landlord.

                         (b) The Tenant shall pay to the Landlord on demand all mechanical, engineering and structural engineering consultant's fees incurred by the Landlord in connection with the consideration and approval of the Tenant's Plans or any modifications or amendments thereof.

Installation of     3.03      To make its own arrangements with the Hong Kong
Telephone Cables              Telephone Company Limited with regard to the
                              installation of telephones or other communications systems within the Premises, but the installation of telephone and communications lines outside the Premises must be in the common ducting provided for that purpose and in all respects be in accordance with the Landlord's directions;

Good Repair of      3.04      To keep all the interior parts of the Premises
Interior                      including the flooring and interior plaster or
                              other finishing material or rendering to walls floors and ceilings and the shopfront external grilles or shutters to the Premises and the Landlord's fixtures and fittings therein and all additions (whether of the Landlord or the Tenant) thereto including (without limitation and wherever the same shall be installed in or upon the Premises) all escalators doors windows electrical installations and wiring light fittings suspended ceiling fire fighting apparatus and air-conditioning plant and ducting exhaust ducts, scrubber and carbon filters, grease traps and all pipes plumbing and drainage facilities and all painting, papering and decoration thereof in good clean tenantable substantial and proper repair and condition and as may be appropriate from time to time properly painted and decorated cleansed cleared or replaced and so to maintain the same at the expense of the Tenant and to deliver up the same and all fittings, fixtures and additions therein and thereto other than tenant's fixtures and fittings to the Landlord at the expiration or sooner determination of the said term in like condition and without prejudice to the generality of the foregoing during the last year of the term hereby reserved if reasonably required by the Landlord to repaint and decorate the interior of the Premises;

Cleaning of Grease  3.05      To clean and clear every grease trap (if any, and
Trap                          whether within or outside the Premises) serving
                              the Premises or used by the Tenant as often as is necessary to ensure the free, uninterrupted and efficient working of the drainage and sewage facilities serving the Building. The Landlord shall be entitled from time to time to require the Tenant to do such cleaning and clearing at such regular intervals as may be prescribed by the Landlord. If default shall be made by the Tenant in fulfilling its obligations under this Clause the Landlord shall be entitled to do such cleaning and clearing, entering the Premises whenever necessary and the cost thereof shall be a debt due from the Tenant to the Landlord and be recoverable forthwith by action;

Installation of   3.06        To install all wires pipes and cables and other
wires, cables                 services serving the Premises and through the
services                      ducts trunkings and conduits in the Building
                              provided by the Landlord for such purposes and at all times in accordance with the Landlord's directions and not to install any such wires pipes cables or other services without first providing the Landlord with full particulars and a fully detailed plan and diagram of such
                                        intended installation and obtaining the
                                        Landlord's consent in regard thereto.

Replacement of           3.07           To pay to or reimburse the Landlord the
Windows                                 cost of replacing all broken or damaged
                                        windows or shopfront glass whether the
                                        same be broken or damaged by the
                                        negligence of the Tenant or owing to
                                        circumstances beyond the control of the
                                        Tenant;

Repair of Electrical     3.08           To repair or replace as so required by
Installations                          the appropriate utility company or
                                        authority under the terms of the
                                        Electricity Supply Ordinance or any
                                        statutory modification or reenactment
                                        thereof or Regulations made thereunder
                                        by duly authorised contractor, statutory undertaker or authority as the case may be all the electricity wiring installations and fittings within the
                                        Premises and the wiring from the
                                        Tenant's meter or meters to and within
                                        the same;

Good Repair of Toilets   3.09           At the expense of the Tenant to maintain
and Water Apparatus                     all toilets and sanitary and water
                                        apparatus as are located within the
                                        Premises (or elsewhere if used
                                        exclusively by the Tenant its employees
                                        invitees and licensees) in good clean
                                        and tenantable state and in proper
                                        repair and condition at all times during the said Term to the satisfaction of the Landlord and in accordance with the Regulations of the Public Health or Government
                                        Authority concerned;

Cleaning & Cleaning     3.10            To keep the Premises including
Contractors                             external windows lights and shopfront
                                        glass at all times in a clean and
                                        sanitary state and condition, and for
                                        the better observance hereof the Tenant
                                        shall only employ as cleaners of the
                                        Premises such persons or firms as shall
                                        be nominated by the Landlord. Such
                                        Cleaners shall be employed at the
                                        expense of the Tenant;

Cleaning of Drains      3.11            To pay on demand to the Landlord the
                                        cost properly incurred by the Landlord
                                        in cleansing and clearing any of the
                                        drains choked or stopped up owing to
                                        improper or careless use by the Tenant
                                        or his employees invitees or licensees;

To Permit Landlord       3.12           To permit the Landlord its agents and
To Enter & View                         all persons authorised by it with or
                                        without workmen or others and with or
                                        without appliances at all reasonable
                                        times to enter upon the Premises to view the condition thereof and upon prior notice to the Tenant to take inventories of the fixtures and fittings therein and to carry out any work or repair required to be done provided that in the event of an emergency the Landlord its servants or agents may enter without notice and forcibly if need be;

To Execute Repair on    3.13            To make good all defects and wants of
Receipt of Notice                       repair to the Premises for which the
                                        Tenant may be liable within the space of one month from the receipt of written notice from the Landlord to repair amend and make good the same, and if the Tenant shall fail to execute such works or repairs as aforementioned to permit the Landlord to enter upon the Premises and execute the same and the cost thereof shall be a debt due from the Tenant to the Landlord and be recoverable forthwith by action;

Inform Landlord          3.14           To give prompt notice to the Landlord or
of Damage                               its agent of any damage that may be
                                        suffered to the Premises and of any
                                        accident to or defects in the water and
                                        gas pipes (if any) electrical wiring or
                                        fittings fixtures or other services or
                                        facilities within the Premises;

Protection from          3.15           To take all necessary and appropriate
Typhoon                                 precautions to protect the interior of
                                        the Premises from storm or typhoon
                                        damage;

Indemnification of       3.16           To be wholly responsible for any loss
Landlord                                damage or injury caused to any person
                                        whomsoever or to any property whatsoever directly or indirectly through the defective or damaged condition or operation of any part of the interior of the Premises or any machinery or plant or any fixtures or fittings or wiring or piping therein for the repair of which the Tenant is responsible hereunder or in any way caused by or owing to the spread of fire smoke or fumes or the leakage or overflow of water of whatsoever origin from the Premises or any part thereof or through the act default or neglect of the Tenant his servants agents contractors licensees partners or customers and to make good the same by payment or otherwise and to indemnify the Landlord against all costs claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of any such loss damage or injury as aforesaid and all costs and expenses incidental thereto;

Air-conditioning         3.17           Where any plant machinery or equipment
of Premises                             for cooling or circulating air is
                                        installed in or about the Premises
                                        (whether by the Landlord or the Tenant)
                                        the Tenant will to the extent of the
                                        Tenant's control over the same at all
                                        times use and regulate the same to
                                        ensure that the air-condition plant is
                                        employed to best advantage in the
                                        conditions from time to prevailing and
                                        without prejudice to the generality of
                                        the foregoing will operate and maintain
                                        such plant within the Premises as the
                                        Landlord may reasonably determine to
                                        ensure a reasonably uniform standard of
                                        air cooling or conditioning throughout
                                        the Building;

Refuse & Garbage         3.18           To be responsible for the removal of
Removal                                 refuse and garbage from the Premises to
                                        such location as shall be specified by
                                        the Landlord from time to time and to
                                        use only that type of refuse container
                                        as is specified by the Landlord from
                                        time to time. In the event of the
                                        Landlord providing a collection service
                                        for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant;

Service Entrance         3.19           To load and unload goods only at such
                                        times and through such entrances and by
                                        such service lifts (if any) as shall be
                                        designated by the Landlord for this
                                        purpose from time to time;

Common Areas             3.20           To pay to or reimburse to the Landlord
                                        the cost of repairing any damage caused
                                        to any part of the common areas of the
                                        Building occasioned by the Tenant his
                                        licensees employees agents or
                                        contractors or any other person
                                        claiming through or under the Tenant;

Contractors Employees    3.21           To be liable for any act default
Invitees & Licensees                    negligence or omission of the Tenant's
                                        contractors, employees invitees or
                                        licensees as if it were the act default
                                        negligence or omission of the Tenant and to indemnify the Landlord against all cost claims demands expenses or liability to any third party in connection therewith;

Directory Boards         3.22           To pay the Landlord immediately upon
                                        demand the cost of affixing repairing or replacing as necessary the Tenant's name in lettering to the directory boards at the Building;

Regulations              3.23           To obey and comply with such Regulations
                                        as may from time to time be made or
                                        adopted by the Landlord in accordance
                                        with Section X hereof;

Security Systems         3.24           To ensure that its own security system
                                        within and at the entrance of the
                                        Premises is at all times compatible with and linked up to the security system for the Building provided and operated by the Landlord (if any);

Yield Up Premises        3.25           To yield up the Premises with all
& Handover                              fixtures fittings and additions therein
                                        and thereto at the
                                        expiration or sooner determination of
                                        this Agreement in good clean and
                                        tenantable repair and condition in
                                        accordance with the stipulations
                                        hereinbefore contained together with all keys giving access to all parts of the Premises Provided That where the Tenant has made any alterations or installed any fixtures fittings or additions in or to the Premises and notwithstanding that the Landlord's consent for so doing may have been obtained or have been given or be deemed to have been given the Landlord may at its sole discretion require the Tenant at the Tenant's sole cost and expense to reinstate or remove or do away with all or any such alterations fixtures fittings or additions or any part or portion thereof and to make good and repair in a proper and workmanlike manner any damage to the Premises and the Landlord's fixtures and fittings therein as a result thereof before delivering up the Premises to the Landlord.

                                   SECTION IV

                             LANDLORD'S OBLIGATIONS

                         4.             The Landlord agrees with the Tenant as
                                        follows:

Quiet Enjoyment          4.01           To permit the Tenant duly paying the
                                        Rent rates and other charges and the
                                        service charge hereby agreed to be paid
                                        on the days and in manner herein
                                        provided for payment of the same and
                                        observing and performing the agreements
                                        stipulations terms conditions and
                                        obligations herein contained to have
                                        quiet possession and enjoyment of the
                                        Premises during the said term without
                                        any interruption by the Landlord or any
                                        person lawfully claiming under or
                                        through or in trust for the Landlord;

Crown Rent               4.02           To pay the Crown Rent and Property Tax
                                        attributable to or payable in respect of the Premises;

Air-conditioning         4.03           To use reasonable endeavours to maintain
                                        the escalators, fire services equipment, security installations and air-conditioning plant and water chilling apparatus and other services provided within the Building not within the Premises in proper working order and condition;

Chilled Water            4.04      (a)  Subject to Section VI Sub-clause 6.01(i)
Supply                                  hereof to provide a supply of chilled
                                        water to the Premises for the purposes
                                        of the Tenant's air-conditioning during
                                        the normal business hours to be decided
                                        by the Manager of the Building whose
                                        decision shall be final and conclusive;

                                   (b) Subject to Section VI Sub-clause 6.01(i) hereof the Landlord shall, at the absolute discretion of the Landlord, supply the Tenant with a supply of chilled water to the Premises for the purposes of the Tenant's air-conditioning during hours outside the normal business hours upon request being made by the Tenant to the Landlord. The cost for such additional hours of chilled water supply from time to time shall be determined by the Landlord or the building manager whose decision shall be final and notified to the Tenant from time to time and shall be paid by the Tenant to the Landlord with the rent and other charges payable under this Tenancy Agreement and shall be recoverable by the Landlord as part of the air-conditioning and management charges hereunder.

Obligation Where         4.05           In the event that the Landlord is not
Landlord not owner                      the owner of the whole of the Building,
of Whole Building                       the obligations of the Landlord under
                                        Section IV Sub-Clauses 4.03 and 4.04
                                        hereof shall be deemed to have been
                                        modified so that the Landlord shall only be under an obligation to use reasonable endeavors to procure that the manager appointed under the Deed of Mutual
                                        Covenant or any Sub-Deed of Mutual
                                        Covenant affecting the Building or the
                                        incorporated owners of the Building
                                        shall do the things referred to in such
                                        Sub-Clauses to the extent that they are
                                        within the power and duty of the manager or incorporated owners and the Landlord shall not be liable to the Tenant or any other person for the failure on the part of the manager or incorporated owners to do any such things;

Rights Reserved          4.06           It is hereby agreed and expressly
to the Landlord                         confirmed that the following rights are
                                        excepted and reserved to the Landlord
                                        (its successors and assign and all
                                        person having the like right) throughout the said Term:

                                        (a)  the right of free and uninterrupted
                                             passage and running of water, soil,
                                             gas, drainage, electricity and all
                                             other services or supplies through
                                             such sewers,
                                             watercourses, conduits, pipes,
                                             wires, cables and ducts as are now
                                             or may hereafter be in, on or under
                                             the Premises and serving or capable
                                             of serving the Building or any
                                             adjoining or neighbouring property
                                             TOGETHER WITH the right to enter
                                             upon the Premises to inspect repair
                                             replace or maintain any such
                                             sewers, watercourses conduits,
                                             pipes, wires, cables and ducts
                                             Provided That in the exercise of
                                             this latter right the Landlord
                                             shall cause as little damage or
                                             inconvenience to the Tenant as
                                             possible and forthwith make good
                                             any damage caused;

                                        (b)  the full and free right and liberty
                                             to enter upon the Premises in the
                                             circumstances in which the
                                             covenants by the Tenant contained
                                             in these presents permit such entry
                                             and in particular but without
                                             prejudice to the generality of the
                                             foregoing the right to enter into
                                             and upon the Premises at all times
                                             for the purpose of obtaining access
                                             to and egress from any machinery or
                                             switch rooms or the like remaining
                                             under the control of the Landlord
                                             and located on
                                             any of the floors of the Building
                                             on which any portion of the
                                             Premises is situated;

                                        (c)  the right from time to time on
                                             giving reasonable notice to the
                                             Tenant (such notice not to be
                                             required in case of emergency or
                                             breakdown) and causing as little
                                             inconvenience to the Tenant as
                                             reasonably possible to suspend the
                                             air-conditioning system, lifts,
                                             escalators, electric power, water
                                             supply and any other building
                                             service provided in or serving the
                                             Building for the purpose of
                                             servicing, maintaining, repairing,
                                             renewing, improving or replacing
                                             the same and any of them;

                                        (d)  the right from time to time and
                                             without the necessity of joining
                                             the Tenant or any other person to
                                             enter into such Deed of Mutual
                                             Covenant or Sub-Deed of Mutual
                                             Covenant or Management Agreement
                                             affecting the Building or any part
                                             thereof as the Landlord shall deem
                                             appropriate.

                                   SECTION V

                         RESTRICTIONS AND PROHIBITIONS




                    5. The Tenant hereby agrees with the Landlord as follows:

Installation &      5.01 (a)  Not without the previous written consent of the
Alterations                   Landlord to erect install or alter any fixtures
                              partitioning or other erection or installation in the Premises or to make suffer or permit to be made any alterations or additions to the electrical wiring installation air-conditioning plant or ducting (if any) and lighting fixtures or any part thereof or other Landlord's fixtures nor without the like consent to install or permit or suffer to be installed any plant equipment apparatus or machinery including any safe or other object which imposes a weight on any part of the flooring in excess of that for which it was designed. The Landlord shall be entitled to prescribe the maximum weight and permitted location of safes and other heavy equipment and to require that the same stand on supports of such dimensions and material to distribute the weight as the Landlord may deem necessary. All reasonable and proper fees incurred by the Landlord in obtaining the approval of its architects to the location of heavy objects shall be borne by the Tenant and payment therefor may be imposed as a pre-requisite to the Tenant receiving such consent;

                         (b) Not to install any air-conditioning plant or equipment of any kind on or within or at any part of the Premises without the prior consent of the Landlord in writing AND the Tenant shall comply with the directions and instructions of the Landlord regarding installation and shall at its own expense be responsible for their periodic inspection maintenance and repair and for the replacement of defective wiring and the Tenant shall be strictly liable for any damage caused by the installation operation defect or removal of such units;

                         (c) Not to make or permit or suffer to be made any alterations in or additions to the mechanical or electrical installations in the Building nor to install or permit or suffer to be installed any equipment, apparatus or machinery which exceeds the loading of the electrical installations in the Building nor to install or permit or suffer to be installed any equipment, apparatus or machinery which exceeds the loading of the electrical main or wiring or which consumes electricity not metered through the Tenant's separate meter;

                                    (d) Not to make or permit or suffer to be
                                        made any alterations to any installation or fixture so as to affect or be likely to affect the supply of water, electricity or other utility or service to or in the Building;

                                    (e) In carrying out any approved work
                                        hereunder the Tenant its servants,
                                        agents, contractors and workmen shall
                                        obey and comply with all reasonable
                                        instructions and directions which may
                                        be given by the Landlord, its Project
                                        Manager or other authorised represen-
                                        tatives in connection with the carrying
                                        out of such work;

                                    (f) Any fees or expenses incurred by the
                                        Landlord in connection with the giving
                                        of consents hereunder shall be borne by
                                        the Tenant;

Injury to Main Walls            5.02    Not without the previous written
                                        consent of the Landlord to cut maim
                                        or injure or permit or suffer to be
                                        cut maimed or injured any doors,
                                        windows walls beams structural
                                        members or other part of the fabric
                                        of the Premises;

Alterations to                  5.03    Not to affix anything or paint or make
Exterior                                any alteration whatsoever to the
                                        exterior of the Premises save as
                                   provided in Section V Clause 5.07 hereof;

Obstructions to          5.04      Not to block up darken or obstruct or
Outside Windows                    obscure any shop front window or any other
                                   window or lights belonging to the Premises without having obtained the express written consent of the Landlord which consent may be given subject to such conditions as the Landlord may in its absolute discretion consider to fit to impose;

Not to erect gates       5.05      Not without the prior written consent of the
or grilles                         Landlord to erect or install doors, gates,
                                   metal grilles, shutters or other similar installation whatsoever whether temporary or permanent at the doorway or entrance to the Premises or at any of the fire exits therefrom or erect any such doors or metal grille or shutter or gate that might in any way contravene the regulations from time to time in force of the Fire Services
                                   Department or other competent authority
                                   concerned, nor in any other respect to
                                   contravene the said regulations;

Noise                    5.06      Not to cause or produce or suffer or permit
                                   to be produced on or in the Premises any sound or noise (including sound produced by broadcasting from Rediffusion, Television,
                                   Radio and any apparatus
                                   or instrument capable of producing or
                                   reproducing music and sound) or any
                                   vibration or resonance or other form of
                                   disturbance or other acts or things in or on the Premises which is or are or may be a nuisance to the tenants or occupiers of adjacent or neighbouring premises or to users and customers of the same or to the Landlord and in the event of the Tenant's permitted business use of the Premises as defined in Part VII of the Schedule hereto requiring any sound or noise to be produced or reproduced within the Premises or any part thereof to install and maintain to the satisfaction of the Landlord appropriate and adequate sound absorbing and insulating material so as to prevent such sound or noise from escaping from the Premises and from becoming a nuisance or annoyance to other tenants or occupiers of the Building or any part thereof or any adjoining or adjacent premises.

Signs               5.07           Save as permitted pursuant to Clause 3.22
                                   hereof not to exhibit or display on or affix to the exterior of the Premises or on the interior face of the curtain wall and window of the Premises any writing sign signboard or other device whether illuminated or not nor to affix any writing sign signboard or other device in at or above any common area lobby landing or corridor of the Building. Provided always that the Tenant shall be entitled to have its name and business displayed in lettering and/or characters to a design and standard of workmanship approved by the landlord (which approval shall not be unreasonably withheld) on a signboard upon the front of the Premises.

                                   If the Tenant carries on business under a name other than its own name it shall be entitled to have that name displayed aforesaid but the Tenant shall not be entitled to change the business name without the previous written consent of the Landlord (which consent shall not be unreasonably withheld) and without prejudice to the foregoing the Landlord may in connection with any application for consent under this clause require the Tenant to produce such evidence as it shall think fit to show that no breach of Section V Clause 5.21 hereof has taken place or is about to take place;

Auction & Sales          5.08      Not to conduct or permit any auction fire
                                   bankruptcy close-out or similar sale of
                                   things or properties of any kind to take place on the Premises Provided that this provision shall not preclude the conduct of genuine periodic seasonal or promotional sales where the permitted user of the Premises includes shop or retail uses;

Illegal Immoral or        5.09     Not to use or cause permit or suffer to be
Improper Use                       used any part of the Premises for gambling
                                   or for any illegal immoral or improper
                                   purposes or in any way so as to cause
                                   nuisance or annoyance inconvenience or
                                   damage or danger to the Landlord or the
                                   tenants or occupiers of adjacent or
                                   neighbouring Premises;

No Touting               5.10      Not to tout or solicit or procure or permit
                                   any touting or soliciting for business or the distribution of any pamphlets notices or advertising matter outside the Premises or anywhere within the Building by any of the Tenant's servants agents or licensees;

Sleeping or              5.11      Not to use the Premises or any part thereof
Domestic Use                       as sleeping quarters or as domestic premises
                                   within the meaning of any ordinance for the time being in force or to allow any person to remain on the Premises overnight unless with the Landlord's prior permission in writing;

Storage of               5.12      Not to keep or store or cause or permit or
Dangerous Goods                    suffer to be kept or stored any extra
                                   hazardous or dangerous goods within the
                                   meaning of the Dangerous Goods Ordinance and the regulations thereunder or any

                      Statutory modification or reenactment thereof;

User          5.13    Not to use the Premises for any purpose other than the
                      purpose specified in Part VII of the Schedule hereto;

Obstructions  5.14    Not to place or leave or suffer or permit to be placed or
in Passages           left by any contractor employee invitee or licensee of the
                      Tenant any boxes furniture articles or rubbish in the entrances or any of the staircases passages or landings of the Building used in common with other tenants or the Landlord or otherwise encumber the same;

Parking &     5.15    Not to park in obstruct or otherwise use nor permit to be
Loading               parked in obstructed or otherwise used by any employee
                      agent or licensee of the Tenant those areas of the Building allocated to parking the movement of or access for vehicles or designated as loading/unloading areas other than in accordance with the Regulations made from time to time by the Landlord;

Goods &       5.16    Not to place expose or leave or permit to be placed
Merchandise           exposed or left for display sale or otherwise any goods
Outside the           or merchandise whatsoever upon or over the ground outside
Premises              the Premises;

Free Standing Signs      5.17 Not to place expose or leave or permit to be
                              placed exposed or left any free standing signs upon or over the ground outside the Premises or in any of the staircases passages or landings of the Building used in common with other Tenants or the Landlord;

Preparation of Food &    5.18 Not to cause or permit any offensive or unusual
Prevention of Odours          odours arising out of the preparation of food upon
                              the Premises (if so permitted under the terms of Part VII of the Schedule) to emanate from the Premises so as to cause in the Landlord's opinion a nuisance to other occupiers or users of the Building;

Food by Serviceways      5.19 Not to permit or allow any food stuffs or food
                              containers to be brought onto or removed from the Premises except by way of service entrances service exits and (if any) service lifts or otherwise as may be directed by the Landlord from time to time;

Animals, Pets &          5.20 Not to keep or permit or suffer to be kept any
Infestation                   pets animals or livestock inside the Premises and
                              to take all such reasonable steps and precautions to the satisfaction of the Landlord as shall be necessary to prevent the Premises or any part thereof from becoming infested by termites rats mice roaches or any other pests or vermin and for the better observance hereof the Landlord may require the Tenant at the Tenant's cost to employ such pest extermination contractors as the Landlord may nominate and at such intervals as the Landlord may direct;

Alienation               5.21 Not to assign underlet or otherwise part with the
                              possession of the Premises or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the Premises (whether for monetary consideration or not) this Agrement shall absolutely determine and the Tenant shall forthwith vacate the Premises on notice to that effect from the Landlord. The Tenancy shall be personal to the Tenant named in the Schedule to this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall unless approved in writing by the

                         Landlord be deemed to be breaches of this clause:-

                         (i) In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise;

                        (ii) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual;

                        (iii) In the case of a tenant which is a corporation any
                              take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof;

                        (iv) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the Premises or any part thereof or does in fact use possess occupy or enjoy the same;

                              (v) The change of the Tenant's business name without the previous written consent of the Landlord which consent the Landlord may give or withhold at its discretion;

Breach of Crown Lease         5.22 Not to cause suffer or permit any
                                   contravention of the negative or restrictive provisions of the Crown Lease or Conditions of Grant under which the Landlord holds the Premises or any Deed of Mutual Covenant or any Sub-Deed of Mutual Covenant affecting the Building and to indemnify the Landlord against any such breach;

Breach of Insurance           5.23 Not to cause or suffer or permit to be done
Policy any act or thing whereby the policy or policies of insurance on the Premises against damage by fire or liability to Third Parties for the time being subsisting may become void or voidable or whereby the rate of premium or premiums thereon may be increased, and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premiums thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by a breach of this Clause;

Prohibited Names         5.24 Not without the previous written consent of the
                              Landlord to name or include in the name of the business or company operated by the Tenant the name of the Building or any name similar thereto and not at any time to change the name of the business or company to include any such name as aforesaid.

Locks                    5.25 Not without the previous written consent of the
                              Landlord (such consent not to be unreasonably withheld) to alter the existing locks, bolts and fittings on the entrance doors to the Premises nor to install any additional locks, bolts or fittings thereon.

Tenant's Association     5.26 Not to form or organise or attempt or make any
                              effort to form or organise any tenant's
                              association or union jointly with any tenants of the Building for whatever objects or purposes during the continuance of the tenancy.

Overload                 5.27 Not to place on any part of floors of the Premises
                              any article, machinery, goods or merchandise which may cause the maximum floor loading-bearing capacity thereof to be
                                        exceeded.

                                   SECTION VI

                                   EXCLUSIONS

                                   6.   IT IS HEREBY FURTHER EXPRESSLY
                                   AGREED AND DECLARED that the Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever :-

Breakdown of             6.01 (1)  In respect of any loss of profit or of
Lifts, Air-Conditioning,           business or loss of life or loss, injury or
Utilities                          damage to person or property or for any
                                   disruption or inconvenience caused to or suffered or sustained by the Tenant or any other person caused by or through or in any way owing to or arising out of or connected with any defect in or breakdown or suspension of service of the lifts air-conditioning system, electric power or water supplies, or any other building service provided in or serving the Building, or

Fire and overflow             (ii) In respect of any loss of profit or of
of water business or loss of life or loss injury or damage to person or property or for any disruption or inconvenience caused to or suffered or sustained by the Tenant or any other person caused by or through or in any way owing to or arising out of or connected with any escape of fumes smoke fire or any other substance or thing or the overflow of water from anywhere within the Building, or

Security                     (iii) For the security or safekeeping of the
                                   Premises or any contents therein and in
                                   particular but without prejudice to the
                                   generality of the foregoing the provision by the Landlord of watchmen and caretakers or any mechanical or electrical systems of alarm of whatever nature shall not create any obligation on the part of the Landlord as to the security of the Premises or any contents therein and the responsibility for the safety of the Premises and the contents thereof shall at all times rest with the Tenant, nor shall the rent hereinbefore mentioned or other charges payable hereunder or any part thereof abate or cease to be payable on account of any of the foregoing.


                                  SECTION VII

                               ABATEMENT OF RENT

Suspension of Rent            7.01 If the Premises or the Building or any part
in case of Fire                    thereof shall at any time during the tenancy
                                   be destroyed or
                                   damaged or become inaccessible owing to fire water storm typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord so as to render the Premises unfit for commercial use or inaccessible and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of policy monies refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of this Tenancy the Premises or the Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises or the Building then the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained or order made shall be suspended until the Premises or the Building shall again be rendered accessible and fit for commercial use
                                   Provided that should the Premises or the Building not have been reinstated in the meantime either the Landlord or the Tenant may at any time after six months from the occurrence of such damage or destruction or order give to the other of them notice in writing to determine this present tenancy and thereupon the same and everything herein contained shall cease and be void as from the date of the occurrence of such destruction or damage or order or of the Premises becoming inaccessible or unfit for commercial use but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension.


                                  SECTION VIII

                                    DEFAULT

                         8. It is hereby expressly agreed and declared as follows:

Default                  8.01      If the Rent and/or the management fee and/or
                                   the central chilled water charges and/or any other sums payable hereunder or any part thereof shall be in arrear for fifteen (15) days after the same shall become payable
                                   (whether formally demanded or not) or if there shall be any breach or non-performance of any of the stipulations conditions or agreements herein contained and on the part of the Tenant to be observed or performed which the Tenant shall fail to rectify or take all necessary steps towards rectification within a period of 15 days of being advised in writing of the breach or if the Tenant shall stop or suspend payment of its debts or be unable to or admit inability to pay its debts as they fall due or enter into any scheme of arrangements with its creditors or have any encumbrancer take possession of any of its assets in circumstances in which the Landlord shall have reasonable grounds for believing that the ability of the Tenant to pay the rentals and other charges hereby reserved and to observe and perform its obligations under this Agreement shall have been prejudiced or put at risk or have a receiving order made against it or in such circumstances as aforesaid fail to satisfy any judgment that may be given in any action against it after final appeal or if the Tenant shall become bankrupt or being a corporation go into liquidation (save for the purposes of amalgamation or reconstruction) or if the Tenant shall suffer any execution to be levied upon the Premises or otherwise on the Tenant's goods or if in such circumstances as aforesaid the Tenant shall suspend or cease or threaten to suspend or cease to carry on its business or should any
                                        event occur or proceedings be taken with respect to the Tenant in any jurisdiction to which the Tenant is subject which has an effect equivalent or similar to any of the events or circumstances described above then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on and upon the Premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any right or action by the Landlord in respect of any outstanding breach or non-observance or non-performance by the Tenant of any of the terms of this Agreement. A written notice served by the Landlord on the Tenant in manner hereinafter provided to the effect that the Landlord thereby exercises the power of determination and/or re-entry hereinbefore contained shall be a full and sufficient exercise of such power without physical entry on the part of the Landlord notwithstanding any statutory or common law provision to the contrary. All costs and expenses including any legal costs and fees incurred by the Landlord in demanding payment of the rent and other charges aforesaid (if the Landlord elects to demand) or the extent of any loss to the Landlord arising out of this Clause shall be paid by the Tenant and shall be recoverable from the Tenant as a debt or be deductable by the Landlord from any deposit held by the Landlord hereunder;

Interest                        8.02    Notwithstanding anything herein
                                        contained in the event of default in
                                        payment of rent or other monies payable
                                        by the Tenant hereunder for a period of
                                        14 days from the date when payment is
                                        due (whether formally demanded or not)
                                        the Tenant shall pay to the Landlord on
                                        demand daily interest on all such sums
                                        outstanding at the rate of 1.5% per
                                        calendar month calculated from the date
                                        on which the same shall be due for
                                        payment (in accordance with the
                                        provisions contained in that behalf
                                        herein) until the date of payment as
                                        liquidated damages and not as penalty
                                        provided that the demand and/or receipt
                                        by the Landlord of interest pursuant to
                                        this Clause shall be without prejudice
                                        to and shall not affect the right of the Landlord to exercise any other right or remedy hereof (including but without prejudice to the generality of the foregoing the right of re-entry) exercisable under the terms of this Agreement;

Acceptance of Rent              8.03    The acceptance of any rent by the
                                        Landlord hereunder shall not be
                                   deemed to operate as a waiver by the
                                   Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed;

Acts of Employees        8.04      For the purpose of these presents any act
Invitees & Licensees               default neglect or omission of any guest,
                                   visitor, servant, contractor, employee,
                                   agent, invitee or licensee of the Tenant shall be deemed to be act default neglect or omission of the Tenant;

Distraint                8.05      For the purpose of Part III of the Landlord
                                   and Tenant (Consolidation) Ordinance
                                   (Chapter 7) and of this Agreement, the Rent payable in respect of the Premises shall be and be deemed to be in arrear if not paid in advance at the times and in the manner hereinbefore provided for payment thereof.

                                   SECTION IX

                                    DEPOSIT

Deposit                  9.01      The Tenant shall on the signing hereof
                                   deposit with the Landlord the sum or sums specified in Part VI of the Schedule hereto
                                   (being the equivalent of three months' rent and management fee and central chilled water charges at the rates payable therefor at the commencement of the Term) to secure the due observance and performance by the Tenant of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed which said deposit shall be held by the Landlord throughout the currency of this Agreement free of any interest to the Tenant with the right for the Landlord (without prejudice to any other right or remedy hereunder) to deduct therefrom the amount of any Rent rates and other charges payable hereunder and any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the said agreements stipulations obligations or conditions. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith during the currency of this Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the Premises and to determine this Agreement as hereinbefore provided.

Increase in Deposit      9.02      The amount of the deposit shall be increased
                                   following each and any increase in rent or the management fee and central chilled water charges provided for herein to a sum equal to three (3) months' rent and management fee and central chilled water charges at the rates payable therefor at the date or dates of such increase becoming effective, and the Tenant shall make payment accordingly and the provisions of this Section IX shall apply to such further deposits.

Repayment of Deposit     9.03      Subject as aforesaid the said deposit and
                                   any further deposits paid shall be refunded to the Tenant by the Landlord without interest within thirty days after the expiration or sooner determination of this Agreement and delivery of vacant possession to the Landlord and after settlement of the last outstanding claim by the Landlord against the Tenant for any arrears of Rent rates and other charges and for any breach non-observance or non-performance of any of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed or performed whichever shall be the later.

                                   SECTION X

                                  REGULATIONS

Introduction of          10.01     The Landlord shall be entitled from time to
Regulations                        time and by notice in writing to the Tenant
                                   to make introduce and subsequently amend adopt or abolish if necessary such Regulations as it may consider necessary for the proper operation and maintenance of the Building.

Conflict                 10.02     Such Regulations shall be supplementary to
                                   the terms and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such Regulations and the terms and conditions of this Agreement the terms and conditions of this Agreement shall prevail.

Exclusion of Liability   10.03     The Landlord shall not be liable for any loss
                                   or damage howsoever caused arising from any non-enforcement of the Regulations or non-observance thereof by any third party.


                                   SECTION XI

                        INTERPRETATION AND MISCELLANEOUS

Name of Building         11.01     The Landlord reserves the right to name the
                                   Building with any such name
                                   or style as it in its sole discretion may determine and at any time and from time to time to change alter substitute or abandon any such name without thereby becoming liable to compensate the Tenant for any loss expense or inconvenience caused to the Tenant as a consequence thereof provided that the
                                   Landlord shall give the Tenant and the Postal and other relevant Government Authorities not less than three months notice of its intention so to do.

Alterations to the       11.02     The Landlord reserves the right from time to
Building                           time to improve extend add to or reduce the
                                   Building or in any manner whatsoever alter or deal with the Building (other than the Premises) Provided always that in exercising such right the Landlord will endeavor to cause as little inconvenience to the Tenant as it is practicable in the circumstances and make good any damage caused to the Premises within a reasonable period of time.

Functions & Display      11.03     Notwithstanding anything herein contained or
                                   implied to the contrary the Landlord may permit any person or organization to hold any functions or exhibitions or display any merchandise in any part or parts of the common areas of the Building at such times and upon such terms and conditions as the Landlord may in its absolute discretion think fit.

Public Address System    11.04     Notwithstanding anything herein contained or
                                   implied to the contrary the Landlord may provide and install a public address system throughout the common areas of the Building and may play relay or broadcast or permit any other person to play relay or broadcast recorded music or public announcements thereon.

Condonation Not A        11.05     No condoning excusing or overlooking by the
Waiver                             Landlord of any default breach or
                                   non-observance or non-performance by the
                                   Tenant at any time or times of any of the agreements stipulations terms and conditions herein contained shall operate as a waiver of the Landlord's right hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord, unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter
                                        to which it relates and shall in no way
                                        be considered as a waiver or release of
                                        any of the provisions hereof nor shall
                                        it be construed as dispensing with the
                                        necessity of obtaining the specific
                                        written consent of the Landlord in the
                                        future, unless expressly so provided.

Letting Notices &             11.06     During the three months immediately
Entry                                   before the expiration or sooner
                                        determination of the said Term of
                                        tenancy the Tenant shall permit all
                                        persons having written authority to
                                        enter and view the Premises and every
                                        part thereof at all reasonable times
                                        PROVIDED FURTHER that the Landlord shall be at liberty to affix and maintain without interference upon any external part of the Premises a notice stating that the Premises are to be let and such other information in connection therewith as the Landlord shall reasonably require during the aforementioned period of 3 months.

Service of Notice             11.07     Any notice required to be served on the
                                        Tenant shall be sufficiently served if
                                        delivered to or despatched by registered post or left at the Premises or at the last known address of the Tenant. Any notice required to be served on the Landlord shall be sufficiently served if delivered or despatched by registered post to its registered office from time to time. A notice sent by registered post shall be deemed to be given at the time and date of posting.

Gender                        11.08     In this Agreement if the context
                                        otherwise permits or requires words
                                        importing the singular number shall
                                        include the plural number and vice versa and words importing the masculine feminine or neuter gender shall include the other of them and references to person shall include bodies corporate or unincorporate.

Marginal Notes,               11.09     The Marginal Notes Headings and index
Headings & Index                        are intended for guidance only and do
                                        not form part of this Agreement nor
                                        shall any of the provisions of this
                                        Agreement be construed or interpreted
                                        by reference thereto or in any way
                                        affected or limited thereby.

Stamp Duty & Costs            11.10     The legal costs of and incidental to the
                                        preparation execution and completion of
                                        this Agreement shall be borne by the
                                        Landlord and the Tenant in the manner
                                        stipulated in Part VIII of the Schedule
                                        hereto. The stamp duty and registration
                                        fee (if any) on this Agreement shall be
                                        borne by the parties hereto in equal
                                        shares.

Deed of Mutual                11.11     The Tenant shall observe and comply with
Covenant and Management                 and perform all the covenants terms and
Agreement                               provisions in the Deed of Mutual
                                        Covenant or Sub-Deed of Mutual Covenant
                                        or Management Agreement (if any)
                                        relating to the Building so far as they
                                        relate to the Premises and shall
                                        indemnify the Landlord against the
                                        breach non-observance or non-performance thereof.

                                        In the event that under any such Deed of Mutual Covenant or Sub-Deed of Mutual Covenant or Management Agreement the supply of chilled water and/or the operation and/or the management of the Building or the right, power or duty thereto shall be controlled by or vested in a manager the Tenant shall pay all air-conditioning and service charge and all management and maintenance charges relating to the Premises as may be payable under such Deed of Mutual Covenant or Sub-Deed of Mutual Covenant or Management Agreement.

No Fine                       11.12     The Tenant acknowledges that no fine
                                        premium key money construction money or
                                        other consideration has been paid or
                                        will be payable by the Tenant to the
                                        Landlord for the grant of this tenancy.

Exclusion of                  11.13     This Agreement sets out the full

Warranties                              the agreement reached between the
                                        parties and no other representations
                                        have been made or warranties given
                                        relating to the Building or the
                                        Premises.

Joint & Several              11.14      Where more than one person is included
Liability                               in the expression "the Tenant" all such
                                        persons shall be jointly and severally
                                        liable for the performance and
                                        observance of the terms, conditions and
                                        agreements contained herein and on the
                                        part of the Tenant to be performed and
                                        observed.

Special Conditions            11.15     The parties hereto further agree that
                                        they shall respectively be bound by and
                                        entitled to the benefit of the Special
                                        Conditions set out in Part IX of the
                                        Schedule hereto.

AS WITNESS the hands of the parties hereto the day and year first above written.

                        THE SCHEDULED ABOVE REFERRED TO

                                     PART I

The Landlord      :      JUGADA COMPANY LIMITED whose registered office is
                         situate at 45th Floor, Sun Hung Kai Centre, 30 Harbour
                         Road, Hong Kong.

The Tenant        :      VALENCE SEMICONDUCTOR DESIGN LIMITED

                         [CHINESE IDEOGRAMS] whose registered office is situate at Flat A, 13th Floor, Summit Industrial Building, 9 Sun yip Street, Chai Wan, Hong Kong.

                                    PART II
                                  The Premises

All Those WORKSHOP NOS.1, 2, 3, 4, 5, 6, 7 and 8 on the NINETEENTH FLOOR of APEC PLAZA, No.49 Hoi Yuen Road, Kwun Tong, Kowloon erected on All That piece or parcel of land registered in the Land Registry as Kwun Tong Inland Lot No.731.

                                    PART III
                                    The Term

A term of 3 years commencing on the 1st day of January 1998 and expiring on the 31st day of December 2000.

                                    PART IV
                           The Calendar Monthly Rent

HONG KONG DOLLARS NINTY NINE THOUSAND ONE HUNDRED TWENTY FOUR AND CENTS NINETY ONLY (HK$99,124.90) payable in advance on the first day of each and every calendar month clear of all deductions exclusive of rates, management fee and central chilled water charges.

                                     PART V
                               The Management Fee

HONG KONG DOLLARS ELEVEN THOUSAND ONE HUNDRED SEVENTY NINE AND CENTS FIFTY ONLY (HK$11,179.50) per calendar month, payable monthly in advance on the first day of each and every calendar month.

                       The Central Chilled Water Charges

HONG KONG DOLLARS NINE THOUSAND SIX HUNDRED EIGHTY EIGHT AND CENTS NINETY ONLY (HK$9,688.90) per calendar month, payable monthly in advance on the first day or each and every calendar month.

                                    PART VI
                                  The Deposit

HONG KONG DOLLARS THREE HUNDRED FIFTY NINE THOUSAND NINE HUNDRED SEVENTY NINE AND CENTS NINETY ONLY (HK$359,979.90) being the equivalent of three (3) calendar months' rent, management fee and central chilled water charges.

                                   PART VIII
                                      User

Restricted to use for industrial purpose provided that the Tenant shall obtain all necessary licences and approval required by any Government Authority in connection with such use and provided that the Landlord does not warrant that the Premises are fit to be used for such purpose or any particular purpose.

                                   PART VIII
                                  Legal Costs

The legal costs of and incidental to the preparation execution and completion of this Agreement shall be borne by the Landlord and the Tenant in equal shares.

                                    PART IX
                               Special Conditions

1. Not withstanding anything herein contained, it is hereby agreed that a portion of the deposit required to be paid by the Tenant to the Landlord pursuant to Clause (9.01) of Section IX and Part VI of the Schedule to this Agreement, in the sum of HK$238,404.00 shall be transferred from the existing deposit held by the Landlord from the Tenant under a Tenancy Agreement of Workshops Nos.1, 2, 3, 4, 5, 6 and 7 on the Nineteenth Floor of the Building dated the 7th day of February 1996 ("the existing Tenancy Agreement") on the commencement of the term hereby created, provided always that if for any reason the said existing deposit shall be less than HK$238,404.00, then the shortfall shall be paid by the Tenant to the Landlord on or before such commencement.

2. Provided always that if the existing Tenancy Agreement shall be determined under the proviso for re-entry therein contained or by reason of any breach of any of the terms and conditions therein contained and on the Tenant's part to be observed and performed, then the Landlord shall have the right to forthwith determine this Agreement and the term hereby created whereupon this Agreement shall become absolutely null and void but without prejudice to any right of remedy of the Landlord under the existing Tenancy Agreement or to any right or remedy of the Landlord in respect of any antecedent breach by the Tenant.

3. The Landlord reserves its right of free and uninterrupted passage egress from and ingress to the common services of the Building in or under above or through Workshops Nos.1, 2, 3, 4, 5, 6 and 7 on the Nineteenth Floor of the Building. In particular, but without affecting the generality of the aforesaid, the Landlord shall have the right to install, affix, erect or permit to be installed, affixed or erected any ariel, transmitter or other telecommunication cable wiring or equipment on or above the false ceiling or otherwise over or under Workshops Nos.1, 2, 3, 4, 5, 6 and 7 on the Nineteenth Floor of the Building and the Tenant shall permit the Landlord or its authorized agent or contractor to enter Workshops Nos.1, 2, 3, 4, 5, 6 and 7 on the Nineteenth Floor of the Building to install affix erect maintain or repair such ariel transmitter cable wiring or equipment at all reasonable time upon prior appointment and shall not remove, alter or otherwise cause damage to such ariel transmitter cable wiring or equipment at Workshops Nos.1, 2, 3, 4, 5, 6, 7 and 8 on the Nineteenth Floor of the Building and shall indemnify the Landlord against all claims demands actions proceeding loss or damages costs and expenses arising from the breach of this provision by the Tenant.

4. Vacant possession of Workshop No. 8 on the Nineteenth Floor of the Building will be delivered to the Tenant with its current conditions and with all fittings and fixtures upon commencement date of the term.

SIGNED by                              )
                                       )
                                       )
                                       )
for and on behalf of Jugada            )
                                       )
Company Limited in the presence        )
                                       )
of/whose signature is verified by:-    )




SIGNED by Wan Wah Tong, Thomas         )    For and on behalf of
                                       )    VALENCE SEMICONDUCTOR DESIGN LIMITED
for and on behalf of the Tenant in     )
                                       )    /s/ Wan Wah Tong, Thomas
the presence of :-                     )    ------------------------------------
                                                 Authorized Signature(s)
 /s/ Cham Tze Kwong, Reivlin
----------------------------------
     Cham Tze Kwong, Reivlin
      E849233(2)



RECEIVED on or before the day and year            )
                                                  )
first above written of and from the Tenant        )
                                                  )
the above mentioned deposit of HONG KONG          )    HK$359,979.90
                                                  )    -------------
DOLLARS THREE HUNDRED FIFTY NINE THOUSAND         )
                                                  )
NINE HUNDRED SEVENTY NINE AND CENTS NINETY        )
                                                  )
ONLY (of which a sum of HK$238,404.00 is          )
                                                  )
transferred from the existing Tenancy             )
                                                  )
Agreement as aforesaid).                          )


SIGNATURE(S) is/are verified by :-